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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2002







                           OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                    001-16437                06-1118515
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(State or other jurisdiction    (Commission     IRS Employer Identification No.)
of  incorporation)               File Number)


48 Monroe Turnpike, Trumbull, Connecticut                           06611
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(Address of principal executive offices)                          (Zip Code)


                                 (203) 459-6000
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              (Registrant's telephone number, including area code)









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Item 5.  Other Events.

     The Company's Press Release dated December 20, 2002 is attached as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99  Press Release dated December 20 , 2002






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                OXFORD HEALTH PLANS, INC.


Date: December 20, 2002                         By: /s/ MARC M. KOLE
                                                -------------------------
                                                        Marc M. Kole
                                               Senior Vice President and
                                               Chief Accounting Officer

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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                 Exhibit Index



 Exhibit                                                                 Page
 Number               Description of Document                            Number
 ------               -----------------------                            ------

  99           Press Release dated December 20, 2002                        5